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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 15, 2017

Lonestar Resources US Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37670	81-0874035
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

600 Bailey Avenue, Suite 200

Fort Worth, Texas 76107

(Address of principal executive office) (Zip Code)

(817) 921-1889

(Registrants’ telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On June 21, 2017, Lonestar Resources US Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) reporting, among other things, that on June 15, 2017, the Company completed its acquisition (the “Marquis Acquisition”) from SN Marquis LLC, a subsidiary of Sanchez Energy Corporation, of certain oil and natural gas assets in Fayette, Gonzales and Lavaca Counties, Texas (the “Marquis Acquisition Properties”). On July 10, 2017, the Company filed a Current Report on Form 8-K/A (“Amendment No. 1”) amending Item 9.01 of the Original Form 8-K to include statements of revenue and direct operating expenses of the Marquis Acquisition Properties and unaudited pro forma consolidated financial information of the Company with respect to the Marquis Acquisition, pursuant to Items 9.01(a) and (b) of Form 8-K, respectively, which were not included in the Original Form 8-K pursuant to Items 9.01(a)(4) and (b)(2) of Form 8-K. This Current Report on Form 8-K/A amends and restates Amendment No. 1 in its entirety to include in Item 9.01 of the Original Form 8-K (i) all statements of revenue and direct operating expenses of the Marquis Acquisition Properties, including an unaudited statement of revenue and direct operating expenses of the Marquis Acquisition Properties for the three months ended March 31, 2016, which was inadvertently omitted from Amendment No. 1, and (ii) unaudited pro forma consolidated statement of operations of the Company with respect to the Marquis Acquisition for the six months ended June 30, 2017, as an update to the unaudited pro forma consolidated statement of operations with respect to the Marquis Acquisition for the three months ended March 31, 2017 previously filed with Amendment No. 1, required by Items 9.01(a) and (b) of Form 8-K, respectively, which were not included in the Original Form 8-K pursuant to Items 9.01(a)(4) and (b)(2) of Form 8-K.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements of business acquired.

The audited statement of revenue and direct operating expenses of the Marquis Acquisition Properties for the fiscal year ended December 31, 2016 and the unaudited statements of revenue and direct operating expenses of the Marquis Acquisition Properties for the three months ended March 31, 2016 and 2017 are filed as Exhibit 99.1 to this Current Report on Form 8-K/A.

(b) Pro forma financial information.

The unaudited pro forma consolidated statements of operations of the Company with respect to the Marquis Acquisition Properties for the fiscal year ended December 31, 2016 and for the six months ended June 30, 2017 is filed as Exhibit 99.2 to this Current Report on Form 8-K/A.

(d) Exhibits.

Exhibit Number	Description
23.1	Consent of BDO USA, LLP, Independent Registered Public Accounting Firm
99.1

Audited statement of revenue and direct operating expenses of the Marquis Acquisition Properties for the fiscal year ended December 31, 2016 and unaudited statement of revenue and direct operating expenses of the Marquis Acquisition Properties for the three months ended March 31, 2016 and 2017.

99.2

Unaudited pro forma consolidated statements of operations of the Company with respect to the Marquis Acquisition Properties for the fiscal year ended December 31, 2016 and for the six months ended June 30, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lonestar Resources US Inc.

Dated: August 11, 2017	By:	/s/ Frank D. Bracken III
		Name:	Frank D. Bracken III
		Title:	Chief Executive Officer

Exhibit Index

Exhibit Number	Description
23.1	Consent of BDO USA, LLP, Independent Registered Public Accounting Firm
99.1

Audited statement of revenue and direct operating expenses of the Marquis Acquisition Properties for the fiscal year ended December 31, 2016 and unaudited statements of revenue and direct operating expenses of the Marquis Acquisition Properties for the three months ended March 31, 2016 and 2017.

99.2

Unaudited pro forma consolidated statements of operations of the Company with respect to the Marquis Acquisition Properties for the fiscal year ended December 31, 2016 and for the six months ended June 30, 2017.